EXHIBIT 10.10

AMENDMENT NO. 1
TO
CREDIT AGREEMENT
This AMENDMENT NO. 1 to the Credit Agreement, dated as of February 15, 2013 (this “Amendment”), is entered into among CALPINE CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity and including any successors in such capacity, the “Administrative Agent”), and amends the Credit Agreement, dated as of October 9, 2012 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and Goldman Sachs Credit Partners L.P., as collateral agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.     Amendments to the Credit Agreement
The Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to:
(a)     delete the references to “2.25%” and “3.25%” in the definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement and replace such references with “2.00%” and “3.00%”, respectively;
(b)     delete the reference to “1.25%” in the definition of “Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement and replace it with “1.00%”; and
(c)     delete the reference to “prior to October 9, 2013” in Section 2.13(b) of the Credit Agreement and replace such reference with “after the Amendment No. 1 Effective Date and prior to the first anniversary of the Amendment No. 1 Effective Date”.
Section 2.     Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”) by the Administrative Agent:

(a)     Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors and the Administrative Agent,
(b)     Executed Consents. The Administrative Agent shall have received a consent (“Consent”) in the form of Exhibit A to this Amendment, duly executed by the Required Lenders and each Lender (including each replacement financial institution that becomes a Lender pursuant to Section 2.26 of the Credit Agreement) by 5:00 p.m., New York City time on February 8, 2013 (the “Consent Deadline”) unless such Consent Deadline is extended by the Administrative Agent;
(c)     No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment No. 1 Effective Date;
(d)     Representations and Warranties. The representations and warranties of the Borrower contained in Article 3 of the Credit Agreement and Section 3 of this Amendment or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 1 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;
(e)     Officer’s Certificate. The Borrower shall have provided a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (c) and (d) of this Section 2; and
(f)     Fees and Expenses Paid. The Borrower shall have paid (i) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of- pocket expenses of counsel for the Administrative Agent with respect thereto) and all other fees then due and payable to the Administrative Agent in connection with this Amendment and (ii) for the ratable account of each Lender, a payment equal to 1% of the aggregate principal amount of the Term Loans outstanding immediately prior to the Amendment No. 1 Effective Date, whether or not such Lender consents to this Amendment (and such fee shall satisfy in full the Borrower’s obligations under Section 2.13(b) of the Credit Agreement);
Section 3.     Representations and Warranties
On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)     this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)     each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 1 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and
(c)     no Default or Event of Default has occurred and is continuing.
Section 4.     Post-Closing Requirements. Within 60 days after the Amendment No. 1 Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall, or shall cause the applicable Guarantor to, enter into an amendment to the mortgage encumbering the Mortgaged Property located in the state of Illinois, in form reasonably acceptable to the Administrative Agent, together with an opinion of counsel with respect thereto and date-down or modification endorsement to the title policy insuring such mortgage
Section 5.     New Lenders and Non-Consenting Lenders If any Lender under the Credit Agreement declines or fails to consent to this Amendment by failing to return an executed Consent to the Administrative Agent prior to the Consent Deadline or elects to assign a portion of its Term Loans as provided in its executed Consent, then pursuant to and in compliance with the terms of Section 2.26 of the Credit Agreement, such Lender may be replaced and its commitments and/or obligations (or a portion thereof) purchased and assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to increase its Term Loans as set forth on their executed Consent. For the avoidance of doubt, if a Lender declines or fails to consent to this Amendment it will be deemed to be the execution of an Assignment and Assumption Agreement (“Assignment Agreement”)).
Section 6.     Fees and Expenses
The Borrower agrees to pay in accordance with the terms of Section 9.5 (Payment of Expenses and Taxes) of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and de-

livery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
Section 7.     Reference to the Effect on the Loan Documents
(a)     As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.
(b)     Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, Lead Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)     This Amendment is a Loan Document.
Section 8.     Reaffirmation
Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guarantee and Collateral Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Secu-rity Documents.
Section 9.     Execution in Counterparts
This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an origi-nal and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.     Governing Law
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 11.     Section Titles
The section titles contained in this Amendment are and shall be without substan-tive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in paren-thesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the refer-ence to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
Section 12.     Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 13.     Severability
The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
Section 14.     Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 15.     Jurisdiction; Waiver of Jury Trial
The jurisdiction and waiver of right to trial by jury provisions in Section 9.12 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

BORROWER:

CALPINE CORPORATION
By:	/s/ ZAMIR RAUF
	Name:	Zamir Rauf
	Title:	Executive Vice President and
Chief Financial Officer

Calpine Corporation October Credit Agreement
Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

THE GAURANTORS SET FORTH ON
ANNEX I & II TO THIS SIGATURE
PAGE

By:	/s/ ZAMIR RAUF
	Name:	Zamir Rauf
	Title:	Chief Financial Officer

THE GAURANTORS SET FORTH ON
ANNEX III & IV TO THIS SIGATURE
PAGE

By:	/s/ ANDRE WALKER
	Name:	Andre Walker
	Title:	Vice President

THE GAURANTORS SET FORTH ON
ANNEX V TO THIS SIGATURE PAGE

By:	/s/ ZAMIR RAUF
	Name:	Zamir Rauf
	Title:	Chief Financial Officer

Calpine Corporation October Credit Agreement
Amendment No. 1

ANNEX I
Name of Guarantor
Anacapa Land Company, LLC
Anderson Springs Energy Company
Auburndale Peaker Energy Center, LLC
Aviation Funding Corp.
Baytown Energy Center, LLC
Bellingham Cogen, Inc.
CalGen Expansion Company, LLC
CalGen Finance Corp.
CalGen Project Equipment Finance Company Three, LLC
Calpine Administrative Services Company, Inc.
Calpine Auburndale Holdings, LLC
Calpine Bethlehem, LLC
Calpine c*Power, Inc.
Calpine CalGen Holdings, Inc.
Calpine California Holdings, Inc.
Calpine Calistoga Holdings, LLC
Calpine CCFC Holdings, Inc.
Calpine Central Texas GP, Inc.
Calpine Central, Inc.
Calpine Central-Texas, Inc.
Calpine Cogeneration Corporation
Calpine Eastern Corporation
Calpine Edinburg, Inc.
Calpine Energy Services GP, LLC
Calpine Energy Services LP, LLC
Calpine Energy Services, L.P.
Calpine Fuels Corporation
Calpine Generating Company, LLC
Calpine Geysers Company, L.P.

Name of Guarantor
Calpine Gilroy 1, Inc.
Calpine Gilroy 2, Inc.
Calpine Global Services Company, Inc.
Calpine Hidalgo Energy Center, L.P.
Calpine Hidalgo Holdings, Inc.
Calpine Hidalgo, Inc.
Calpine Jupiter, LLC
Calpine Kennedy Operators, Inc.
Calpine KIA, Inc.
Calpine King City, Inc.
Calpine King City, LLC
Calpine Leasing Inc.
Calpine Long Island, Inc.
Calpine Magic Valley Pipeline, Inc.
Calpine Mid-Atlantic Energy, LLC
Calpine Mid-Atlantic Generation, LLC
Calpine Mid-Atlantic Marketing, LLC
Calpine MVP, Inc.
Calpine Newark, LLC
Calpine New Jersey Generation, LLC
Calpine Northbrook Holdings Corporation
Calpine Northbrook Investors, LLC
Calpine Northbrook Project Holdings, LLC
Calpine Oneta Power, LLC
Calpine Operations Management Company, Inc.
Calpine Power Company
Calpine Power, Inc.
Calpine Power Management, LLC
Calpine PowerAmerica, LLC
Calpine PowerAmerica-CA, LLC
Calpine PowerAmerica-ME, LLC

Name of Guarantor
Calpine Project Holdings, Inc.
Calpine Pryor, Inc.
Calpine Rumford I, Inc.
Calpine Rumford, Inc.
Calpine Schuylkill, Inc.
Calpine Solar, LLC
Calpine Sonoran Pipeline, LLC
Calpine Stony Brook Operators, Inc.
Calpine Stony Brook, Inc.
Calpine Sumas, Inc.
Calpine TCCL Holdings, Inc.
Calpine Texas Pipeline GP, Inc.
Calpine Texas Pipeline LP, Inc.
Calpine Texas Pipeline, L.P.
Calpine Tiverton I, Inc.
Calpine Tiverton, Inc.
Calpine University Power, Inc.
Calpine Vineland Solar, LLC
Carville Energy LLC
CES Marketing IX, LLC
CES Marketing V, LLC
CES Marketing X, LLC
Channel Energy Center, LLC
Clear Lake Cogeneration Limited Partnership
Columbia Energy LLC
Corpus Christi Cogeneration, LLC
CPN 3rd Turbine, Inc.
CPN Acadia, Inc.
CPN Cascade, Inc.
CPN Clear Lake, Inc.
CPN East Fuels, LLC

Name of Guarantor
CPN Pipeline Company
CPN Pryor Funding Corporation
CPN Telephone Flat, Inc.
Decatur Energy Center, LLC
Delta Energy Center, LLC
Fontana Energy Center, LLC
Freestone Power Generation, LLC
GEC Bethpage Inc.
Geysers Power Company, LLC
Geysers Power I Company
Hillabee Energy Center, LLC
Idlewild Fuel Management Corp.
JMC Bethpage, Inc.
Los Medanos Energy Center LLC
Magic Valley Pipeline, L.P.
Mobile Energy LLC
Modoc Power, Inc.
Morgan Energy Center, LLC
New Development Holdings, LLC
Northwest Cogeneration, Inc.
NTC Five, Inc.
Pastoria Energy Center, LLC
Pastoria Energy Facility, L.L.C.
Pine Bluff Energy, LLC
RockGen Energy LLC
Rumford Power Associates Limited Partnership
Santa Rosa Energy Center, LLC
South Point Energy Center, LLC
South Point Holdings, LLC
Stony Brook Cogeneration, Inc.
Stony Brook Fuel Management Corp.

Name of Guarantor
Sutter Dryers, Inc.
Texas City Cogeneration, LLC
Texas Cogeneration Five, Inc.
Texas Cogeneration One Company
Thermal Power Company
Tiverton Power Associates Limited Partnership
Zion Energy LLC

ANNEX II
Name of Guarantor
Deer Park Energy Center LLC
Deer Park Holdings, LLC
Metcalf Energy Center, LLC
Metcalf Holdings, LLC

ANNEX III
Name of Guarantor
Calpine Construction Management Company, Inc.
Calpine Mid-Atlantic Operating, LLC
Calpine Power Services, Inc.
Thomassen Turbine Systems America, Inc.

ANNEX IV
Name of Guarantor
Calpine Operating Services Company, Inc.

ANNEX V
Name of Guarantor
South Point OL-1, LLC
South Point OL-2, LLC
South Point OL-3, LLC
South Point OL-4, LLC

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ STEVE KING
	Name:	Steve King
	Title:	Authorized Signatory

Calpine Corporation October Credit Agreement
Amendment No. 1

Exhibit A
CONSENT TO AMENDMENT NO. 1
CONSENT TO AMENDMENT NO. 1 (this “Consent”) to Amendment No. 1 (“Amendment”) to the Credit Agreement, dated as of [March 9, 2011] [June 17, 2011] [October 9, 2012]1 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and Goldman Sachs Credit Partners L.P., as collateral agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.
Date of Credit Agreement:     ☐ March 2011         ☐ June 2011         ☐October 2012
Fill in existing position (if any): $_____________________
Check the first or second box below; you may also, at your option, check the third or fourth box
Consent:

☐	The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Term Loans held by such Lender.
Decline:

☐
The undersigned Lender declines to participate and elects to have all of the outstanding principal amount of the Term Loans held by such Lender be assigned on the Amendment No. 1 Effective Date to a New Lender and is hereby deemed to execute the Assignment Agreement.

Request to decrease hold of Term Loans:

☐
The undersigned Lender hereby requests to decrease its hold of Term Loans by $_____________________ and elects to have such principal amount of the Term Loans held by such Lender be assigned on the Amendment No. 1 Effective Date to a New Lender and is hereby deemed to execute the Assignment Agreement.

The undersigned Lender would like to recommit $___________________ or allocate such amount to ____________________, an affiliate of such Lender and is hereby deemed to execute the Assignment Agreement.
Request to increase hold of Term Loans:

☐	The undersigned Lender hereby requests to purchase additional Term Loans up to an aggregate principal amount no greater than $_____________________ from a New Lender.

Name of Lender:
by
Name:
Title:

For any Institution requiring a second signature line:
by
Name:
Title:

____________________________
1Please cross out the applicable Credit Agreement dates.